SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported) March   , 2003

LYNCH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-106	38-1799862

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification)

50 Kennedy Plaza, Suite 1250, Providence, RI	02903

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	401-453-2007

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release, dated March 27, 2003, issued by Registrant.

Item 9. Regulation FD Disclosure

On March 27, 2003, Registrant issued a press release regarding its results of operations for its 2002 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lynch Corporation

By:	/s/ RAYMOND H. KELLER

RAYMOND H. KELLER Chief Financial Officer

Date: March 27, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated March 27, 2003, issued by Registrant.

2